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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
 August 15, 2003

CARBON ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

COLORADO	1-15639	84-1515097
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 BROADWAY, SUITE 1150, DENVER, COLORADO 80290
(Address and Zip Code of Principal Executive Offices)

303-863-1555
(Registrant's telephone number, including area code)

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.1
Press released dated August 14, 2003—Carbon Energy Corporation Reports Increased Net Income for the United States and Canada for the Second Quarter of 2003.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        The information in this Current Report, including the attached Exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

        On August 14, 2003, Carbon Energy Corporation (the "Company") issued a press release announcing the Company's financial results for the three and six months ended June 30, 2003, a copy of which is attached as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBON ENERGY CORPORATION
Date: August 15, 2003	By:	/s/ KEVIN D. STRUZESKI
	Name:	Kevin D. Struzeski
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 14, 2003—Carbon Energy Corporation Reports Increased Net Income for the United States and Canada for the Second Quarter of 2003

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  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
  Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURE
EXHIBIT INDEX